                        ANNUAL REPORT / OCTOBER 31 1998

                      AIM GLOBAL FINANCIAL SERVICES FUND

                                [COVER IMAGE]

[AIM LOGO APPEARS HERE]

                 INVEST WITH DISCIPLINE-Registered Trademark-

[COVER IMAGE]

THE BANKER AND HIS WIFE QUENTIN METSYS (1514)
THE WORLD'S EARLIEST BANKS CAME ABOUT WHEN PEOPLE PRESENTED THEIR FORTUNES FOR SAFEKEEPING TO THOSE THEY COULD TRUST, USUALLY GOLDSMITHS. THE GOLDSMITHS WOULD ISSUE A NOTE THAT OFFERED TO PAY THE BEARER THE VALUE OF THE COINS DEPOSITED. THESE NOTES WERE OFTEN EXCHANGED AND CIRCULATED, RATHER THAN CASHED IN, AND THE GOLDSMITHS PROFITED BY CHARGING INTEREST ON THE LOANS THEY GRANTED USING THE GOLD AND SILVER IN THEIR POSSESSION.

AIM Global Financial Services Fund is for shareholders seeking long-term growth of capital by investing primarily in the equity securities of financial services companies, including those engaged in banking, insurance, investment management, brokerage and diversified financial activities.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

- AIM Global Financial Services Fund (formerly GT Global Financial Services
  Fund) performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.

- During the fiscal year ended 10/31/98 the Fund paid distributions of $0.61 per share for Class A, Class B, and Advisor Class shares.

- When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The performance of the Fund's Class B and Advisor Class shares will differ from that of Class A shares due to differences in sales charge structure and Fund expenses.

- Advisor Class shares are not sold directly to the general public and are available only through certain employee benefit plans, financial institutions, and other entities that have entered into specific agreements with the Fund's Distributor. Please see the Fund's prospectus for more complete information.

- The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

- International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks, and the lesser degree of public information required to be provided by non-U.S. companies.

- Investing in a single-sector mutual fund involves greater risk and potential reward than investing in a more diversified fund.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

- The EAFE -Registered Trademark- (Europe, Australasia and the Far East)
  Index is a group of unmanaged   foreign securities tracked by Morgan Stanley
  Capital International.

- The MSCI Banking Index is a group of unmanaged banking industry securities from the world's developed markets tracked by Morgan Stanley Capital International.

- The MSCI World Index is a group of unmanaged global securities listed on major world stock exchanges tracked by Morgan Stanley Capital International.

- The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general. Results shown assume the reinvestment of dividends.

- An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE; AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                      AIM GLOBAL FINANCIAL SERVICES FUND

                      ANNUAL REPORT / CHAIRMAN'S LETTER

[PHOTO OF CHARLES T. BAUER,
CHAIRMAN OF THE BOARD OF THE FUND APPEARS]

DEAR FELLOW SHAREHOLDER:

Throughout the fiscal year covered by this report, markets worldwide vacillated between optimism that the woes in Asia would be contained and worry that they would become a major economic drag on the U.S. and the rest of the world. As a result, markets worldwide were especially volatile.

  We understand how unnerving this year's level of volatility can be. Many of you undoubtedly were tempted simply to exit the markets completely. Our reaction, of course, is that you should not. The abrupt reversals of sentiment during this fiscal year reinforce our conviction that markets are unpredictable in the short term. Since even the best money managers cannot know when to enter and exit a market, we think the wisest strategy is to stay fully invested despite volatility and short-term disappointment.

MARKET RECAP

Even in a year as unsettling as this one, August was particularly difficult. A variety of events converged to produce harsh market conditions around the globe: the seemingly intractable downturn in Japan, Russia's default on much of its foreign debt, and fear that Latin America could be engulfed by the world's difficulties. Even European stocks, which had been world market leaders, were shaken. In a global display of lost confidence, investors flocked to securities perceived as safe and liquid. Even blue-chip stocks went out of favor.

THE FISCAL YEAR CLOSED WITH INTERNATIONAL EQUITIES RALLYING AND BONDS LOSING SOME OF THEIR MOMENTUM.

  Fortunately, the U.S. Federal Reserve Board (the Fed) intervened. For most of the fiscal year, the Fed had focused on the potential for inflation in the U.S. economy. Shortly before the fiscal year ended, it shifted direction, lowering interest rates twice to pump liquidity and confidence into the markets and demonstrate that it would intervene to forestall a recession. Numerous interest rate cuts in other countries followed. (After the fiscal year closed, as this report was being written, the Fed lowered rates a third time.)

  Investors responded favorably. The fiscal year closed with international equities rallying and bonds losing some of their momentum. In just the two weeks between the Fed's second interest rate move on October 15 and the October 31 close of the fiscal year, the EAFE Index gained 5.04% and the MSCI World Index rose 4.93%. The U.S. participated strongly in the rally, with the S&P 500 up 4.93% during the same two-week period.

  However difficult this fiscal year has been, the fundamental principles of investing remain unchanged:

  - broad portfolio diversification;
  - realistic expectations, recognizing that the potential for downturns is always present; and
  - as always, long-term thinking.

  Your financial consultant is your best resource for helping you construct a diversified portfolio and weather turbulent markets.

YOUR FUND MANAGERS' COMMENTS

We are pleased to send you this report on your Fund's fiscal year. On the pages that follow, your Fund's management team offers more detailed discussion of how markets behaved, how they managed the portfolio, and what they foresee for your Fund and the markets where it invests. We hope you find their discussion informative. If you have any questions or comments, please contact our Client Services department at 800-959-4246 or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or on our Web site, www.aimfunds.com. We often post market updates on our Web site.

  We thank you for your continued participation in The AIM Family of Funds-Registered Trademark-.

Sincerely,

/s/ Charles T. Bauer
Charles T. Bauer
Chairman

                      AIM GLOBAL FINANCIAL SERVICES FUND

                      ANNUAL REPORT / MANAGERS' OVERVIEW

FINANCIAL SECTOR ENDURES A BUMPY RIDE

IT WAS AN EXTREMELY VOLATILE YEAR IN THE STOCK MARKET, PARTICULARLY IN THE FINANCIAL SECTOR. HOW DID AIM GLOBAL FINANCIAL SERVICES FUND PERFORM?

Many financial stocks took a pounding in the latter part of the year, but the Fund managed to recover quite a bit from earlier losses and finish the fiscal year in positive territory.

  For the fiscal year ended October 31, 1998, the Fund posted a total return of 2.53% for Class A shares and 2.08% for Class B shares. That beat the 1.65% total return for the Morgan Stanley Capital International (MSCI) Banking Index.

  Unfavorable news in Asia, Russia and Latin America caused financial stocks to lose almost 20% of their value from mid-July through late September, so the Fund's recovery has been rather extraordinary.

WHAT WERE THE MAJOR INFLUENCES ON THE FUND DURING THE FISCAL YEAR?

Early in the year investors pulled their money out of many emerging markets, which were hard-hit by Japan's growing financial problems. Japan's banking system was seriously hindered by a proliferation of bad loans, causing a major withdrawal of funding from Asia--arguably the biggest destabilizing factor in Asia this year.

  Russia's bond default in August dramatically changed the attitude of investors, who began to pull away from any investment, domestic and especially foreign, that carried even a moderate amount of risk. Many banks' share prices crumbled soon after when it became apparent that they would experience substantial losses. Some bank lenders and bond-market investors began to avoid risks they had welcomed a few months before, and many businesses with no links to Asia or Russia got squeezed as a result.

  Closer to home, the first quarter of the year saw many of America's biggest banks riding on a positive earnings tide of proposed major mergers to create a "ripple effect" felt in the rest of the financial sector. Citicorp and Travelers Group announced plans to join forces, as did BankAmerica and NationsBank. After having a better-than-expected second quarter, many U.S. banks and brokerages took big hits during the third quarter due to global financial concerns and the near collapse of a major hedge fund. Many companies that had planned on making initial public offerings to raise capital postponed the action because of the subsequent downturn of credit.

  When the Federal Reserve Board (the Fed) lowered interest rates in September to help control the market's skid and stave off a widespread credit crunch, many were disappointed that the 0.25% rate cut was not larger, and the "flight to quality" sell-off continued. However, the Fed surprised everyone with another 0.25% interest rate cut in October that helped to revive financial stocks and propel U.S. markets upward. Also helpful were news that Japan's government approved a plan to inject money into the country's troubled banking sector and strong gains in stock markets overseas.

HOW WAS EUROPE AFFECTED BY THE GLOBAL MARKET DOWNTURN?

The golden child of world markets earlier this year, Europe suffered during the summer's global downturn along with everyone else. Still, the major long-term themes driving growth in Europe sheltered it somewhat from the extreme losses felt in other parts of the world. The strict budgets and tough financial standards required for admittance to the European Economic and Monetary Union (EMU) have helped those European countries involved clean up their books. Interest rates have dropped and inflation has lessened. The coming economic and monetary union is also prodding European companies toward more competitive practices, and the results are starting to be seen on the bottom line. With nearly 31% of the Fund invested in Europe, we will be watching Europe closely in 1999 to see how the introduction of the euro (see sidebar) affects the financial sector.

WE MOVED TOWARD DEFENSIVE STOCKS LIKE REGIONAL BANKS AND INSURANCE COMPANIES THAT WERE LESS AFFECTED BY THE EMERGING-MARKETS CRISIS.

HAS THE MAKE-UP OF THE PORTFOLIO CHANGED GIVEN MARKET CONDITIONS?

The Fund moved out of several holdings that were particularly market sensitive, including stocks of brokerage firms, trading banks, and European banks with Russian exposure. We moved toward defensive stocks like regional banks and insurance companies that were less affected by the emerging-markets crisis. The Fund has had no significant Asian exposure during the last year and instead has had a sizable European presence in healthy economies like Ireland and the Netherlands since early 1998.

A complete list of the countries represented in the portfolio can be found in the financial pages of this report. Because the Fund invests in a large universe, it is able to be more diversified and as a result frequently outperforms its primary benchmark, the MSCI Banking Index.

          SEE IMPORTANT FUND AND INDEX DISCLOSURES INSIDE FRONT COVER.

                      AIM GLOBAL FINANCIAL SERVICES FUND
2

                      ANNUAL REPORT / MANAGERS' OVERVIEW

WHAT HOLDINGS IN THE FUND WERE THE BEST PERFORMERS?

The Fund's top holdings have changed significantly since a year ago. Providian Financial, based in California and one of our top performers, is a technologically adept issuer of credit cards and mortgages that is gaining market share in its core business. Germany's Allianz is one of the world's largest insurers and offers life, health, and property/casualty insurance as well as risk consultancy.

  Newcourt Credit Group is Canada's largest nonbank lender and North America's second largest finance and leasing company. Newcourt's 1998 third-quarter earnings were up 79% from the same period last year. And Allied Irish Bank operates 300-plus banks in Ireland and provides numerous commercial banking and consulting services.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?

We are optimistic that the U.S. will avoid a recession in 1999, and the declining trend in interest rates in many European countries is a positive sign. The challenge will be earnings. With global markets in or near recession and the U.S. economy expanding more slowly, companies will be sorely tested to keep earnings advancing. There is, clearly, added risk until the Asian and Latin American situations stabilize.

  As for the Fund, we believe that many of the financial services stocks currently held by the Fund represent significant value in the wake of the market sell-off earlier in the year. We feel good about the Fund's positioning in the current environment and believe that our earnings-momentum investment style will continue to produce satisfactory performance for the Fund, even if the market persists in being volatile.

PORTFOLIO COMPOSITION
As of October 31, 1998, based on total net assets

TOP 10 EQUITY HOLDINGS

 1.  Providian Financial Corp. (U.S.)      4.2%
 2.  SunAmerica, Inc. (U.S.)               3.9
 3.  Allianz AG (Germany)                  3.0
 4.  Allied Irish Bank PLC (Ireland)       2.9
 5.  First Union Corp. (U.S.)              2.8
 6.  Newcourt Credit Group, Inc. (Canada)  2.8
 7.  Fannie Mae (U.S.)                     2.6
 8.  GreenPoint Financial Corp. (U.S.)     2.5
 9.  Bank of Ireland (Ireland)             2.4
10.  Capital One Financial Corp. (U.S.)    2.3

TOP 10 COUNTRIES

 1.  United States   57.2%
 2.  Ireland          6.2
 3.  Germany          6.1
 4.  Netherlands      5.6
 5.  United Kingdom   5.5
 6.  Canada           4.1
 7.  Australia        2.5
 8.  France           1.7
 9.  Japan            1.7
10.  Hong Kong        1.7

Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.

WELCOME THE EURO

Starting January 1, 1999, Europe will launch a brand new currency--the euro. At first, only 11 countries will adopt it: Austria, Belgium, Fin-land, France, Germany, Ireland, Italy, Luxem-bourg, the Netherlands, Portugal, and Spain. These countries have met the financial and economic criteria required for membership in the European Economic and Monetary Union (EMU), and they have agreed to follow certain monetary, exchange rate, and budgetary policies.

  The changeover to euro will take place gradually. New coins and paper currency will not be introduced until January 2002. Until then, Spanish shoppers will still use pesetas and the French will still use francs, but these will be thought of simply as denominations of the euro the same way that a quarter is a denomination of a dollar.

A NEW BUSINESS ENVIRONMENT

The euro is expected to bring greater unity to the European business world: price comparison of goods, services, and labor across Europe will be much easier.

  Because of this price transparency, European companies may be forced to become more competitive. An increase in merger and acquisition activity is expected.

  The equity markets are likely to become broader and more liquid, since European companies may find it easier to attract capital across borders.

  Europe's fixed-income markets could also be transformed. Since currency risk will be reduced, Europe's investors can focus on credit risk. Eventually, the euro-denominated debt market could be as large and liquid as that of the U.S.

  The introduction of a new currency can present unique risks and uncertainties for investors. Please see your prospectus for more information about these risk factors.

          SEE IMPORTANT FUND AND INDEX DISCLOSURES INSIDE FRONT COVER.

                      AIM GLOBAL FINANCIAL SERVICES FUND
                                                                           3

                      ANNUAL REPORT / PERFORMANCE HISTORY

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM GLOBAL FINANCIAL SERVICES FUND VS. BENCHMARK INDEXES
5/31/94--10/31/98

In thousands

      GLOBAL FINANCIAL  GLOBAL FINANCIAL  MSCI WORLD  MSCI BANKING
         SERVICES B        SERVICES A        INDEX
5/94      $10,000            $9,525         $10,000      $10,000
10/94      10,149             9,683          10,399        9,971
4/95        8,968             8,583          10,779       10,534
10/95      10,350             9,933          11,193       10,355
4/96       11,863            11,411          12,590       11,818
10/96      12,401            11,941          13,512       12,173
4/97       13,887            13,422          13,680       12,177
10/97      16,013            15,513          14,753       13,497
4/98       19,379            18,815          17,422       16,644
10/98      16,146            15,905          18,295       13,719

Past performance is no guarantee of comparable future results.

AVERAGE ANNUAL TOTAL RETURNS
As of 10/31/98, including sales charges

CLASS A SHARES
Inception (5/31/94)    11.07%
3 years                15.12
1 year                 (2.35)*
CLASS B SHARES
Inception (5/31/94)    11.45%
3 years                15.71
1 year                 (2.85)**
ADVISOR CLASS SHARES
Inception (6/1/95)     17.48%
3 years                17.57
1 year                  3.03

*2.53%, excluding sales charges
**2.08%, excluding sales charges

Sources: Towers Data Systems HYPO -Registered Trademark-, Morgan Stanley Capital International.

  Your Fund's total return includes sales charges, expenses, and management fees. The performance of the Fund's Advisor Class shares will differ from Class A and Class B shares due to differing fees and expenses. For Fund data performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.

MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART

The chart compares your Fund's Class A and Class B shares to benchmark indexes. Your Fund's total return is shown with a sales charge and includes Fund expenses and management fees. It is important to understand differences between your Fund and these indexes. An index measures performance of a hypothetical portfolio. Market indexes such as the MSCI World Index and the MSCI Banking Index are not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. Use of these indexes is intended to give you a general idea of how your Fund performed compared to the stock market.

                      AIM GLOBAL FINANCIAL SERVICES FUND
4

                       ANNUAL REPORT / FOR CONSIDERATION

FIVE STEPPING STONES TO A
MORE PROSPEROUS RETIREMENT

A comfortable retirement is within your reach. But you will need a practical investment plan to get there. Consider the five steps described here and talk them over with your financial consultant. He or she can help you devise a plan and choose investments suited to your unique circumstances.

1. IF YOU HAVE A 401(k) PLAN, CONTRIBUTE TO IT--AND MAKE THE MOST OF EMPLOYER MATCHING. If your employer matches 401(k) contributions, contribute at least enough to maximize the company's contribution. If the company match is 5% of your salary, contribute at least 5% of your pay yourself. From your stand-point, the employer contribution is "free" money.

2. CONTRIBUTE TO AN IRA TOO. Even if you cannot deduct an IRA contribution, you can enjoy an IRA's tax-deferred compounding. And, don't forget the added advantage of the new spousal IRA.

3. DIVERSIFY! Asset diversification helps manage risk because different types of assets behave differently. If you put your retirement assets into mutual funds, consider buying more than one type of fund.

4. IF YOU HAVE TIME, INVEST AGGRESSIVELY. Historically, small-company stocks have provided the highest returns. They can be volatile in the short term, but if you can be patient, consider including aggressive small-company growth funds in your portfolio.

5. START EARLY AND DON'T STOP! The advantages of an early start are hard to overstate, as you can see in the chart below.

AN EARLY START PAYS OFF
FOR 401(k) OR IRA INVESTORS

INVESTOR A
- Starts Early: at Age 25
- Invests Less: $2,000 a year for a total of $80,000
- Accumulates More by Age 65: $885,185

INVESTOR B
- Starts Late: at Age 40
- Invests More: $4,000 a year for a total of $100,000
- Accumulates Less by Age 65: $393,388

                        [GRAPH]

                                                       4,000
2,000                         91,198                   8,400
4,200                        102,318                  13,240
6,620                        114,550                  18,564
9,282                        128,005                  24,420
12,210                       142,805                  30,862
15,431                       159,086                  37,949
18,974                       176,994                  45,744
22,872                       196,694                  54,318
27,159                       218,363                  63,750
31,875                       242,199                  74,125
37,062                       268,419                  85,537
42,769                       297,261                  98,091
49,045                       328,987                 111,900
55,950                       363,886                 127,090
63,545                       402,275                 143,799
71,899                       444,502                 162,179
81,089                       490,952                 182,397
                             542,048                 204,637
                             598,252                 229,100
                             660,78                  256,010
                             728,085                 285,611
                             802,894                 318,172
                             885,183                 353,989
                                                     393,388

Assumes annual return of 10% based on the 13.11% average annual total return of the Standard & Poor's Composite Index of 500 Stocks (S&P 500) for the 50-year period 12/31/47--12/31/97. The S&P 500 is a group of unmanaged securities widely regarded as representative of the stock market in general. Income taxes will be due when you make withdrawals from your 401(k) or IRA.

                      AIM GLOBAL FINANCIAL SERVICES FUND
                                                                           5

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders of AIM Global Financial Services Fund (formerly GT Global Financial Services Fund) and Board of Trustees of AIM Investment Funds (formerly G.T. Investment Funds, Inc.):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Financial Services Fund - Consolidated at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                      PRICEWATERHOUSECOOPERS LLP

BOSTON, MASSACHUSETTS
DECEMBER 18, 1998

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Banks-Regional (29.2%)
  Allied Irish Bank PLC: .....................................   IRE                --            --         2.9
    Common{V} ................................................   --             98,797   $ 1,413,275          --
    Common ...................................................   --             79,460     1,147,550          --
  First Union Corp. (N.C.) ...................................   US             42,433     2,461,114         2.8
  GreenPoint Financial Corp. .................................   US             66,200     2,172,188         2.5
  Bank of Ireland ............................................   IRE           111,659     2,063,410         2.4
  City National Corp. ........................................   US             52,550     1,796,553         2.0
  Crestar Financial Corp. ....................................   US             21,800     1,436,075         1.6
  Sparebanken NOR (Union Bank of Norway) .....................   NOR            71,436     1,359,391         1.6
  Norwest Corp. ..............................................   US             35,000     1,301,563         1.5
  St. George Bank Ltd. .......................................   AUSL          191,555     1,277,672         1.5
  Bayerische Vereinsbank .....................................   GER            16,070     1,276,784         1.4
  Bank of Nova Scotia ........................................   CAN            54,600     1,139,786         1.3
  North Fork Bancorporation, Inc. ............................   US             50,000       993,750         1.2
  Sovereign Bancorp, Inc. ....................................   US             73,840       969,150         1.1
  Fleet Financial Group, Inc. ................................   US             24,000       958,500         1.1
  TeleBanc Financial Corp.-/- ................................   US             52,100       950,825         1.1
  UnionBanCal Corp. ..........................................   US              8,000       740,000         0.9
  Halifax PLC ................................................   UK             49,600       657,239         0.8
  Banco Commercial S.A.: .....................................   URGY               --            --         0.8
    144A GDR(::) {.} {\/} ....................................   --             15,300       306,000          --
    Reg S GDR{c} {\/} ........................................   --             15,200       304,000          --
  Banca Turco Romana S.A. - Reg S GDR-/- {c} {\/} ............   ROM            88,000       402,600         0.5
  ForeningsSparbanken AB .....................................   SWDN            5,750       155,933         0.2
                                                                                         -----------
                                                                                          25,283,358
                                                                                         -----------
Banks-Money Center (18.2%)
  Citigroup, Inc. ............................................   US             39,925     1,878,970         2.2
  BankAmerica Corp. ..........................................   US             30,143     1,731,339         2.0
  HSBC Holdings PLC ..........................................   UK             59,990     1,405,153         1.6
  UBS AG - Registered ........................................   SWTZ            4,836     1,326,276         1.5
  Lloyds TSB Group PLC .......................................   UK            101,401     1,251,183         1.5
  ABN AMRO Holdings N.V. .....................................   NETH           56,347     1,055,865         1.2
  Deutsche Bank AG ...........................................   GER            14,770       919,165         1.1
  Mellon Bank Corp. ..........................................   US             14,600       877,825         1.0
  National Australia Bank Ltd. ...............................   AUSL           66,137       876,315         1.0
  Bank Hapoalim Ltd. .........................................   ISRL          483,000       873,834         1.0
  Chase Manhattan Corp. ......................................   US             14,500       823,781         1.0
  Istituto Banc San Paolo Tori-/- ............................   ITLY           55,000       817,042         1.0
  Anglo-Irish Bank Corp., PLC{V} .............................   IRE           325,168       783,406         0.9
  Barclays PLC ...............................................   UK             25,000       538,314         0.6
  Dresdner Bank AG ...........................................   GER            13,620       530,778         0.6
                                                                                         -----------
                                                                                          15,689,246
                                                                                         -----------
Other Financial (14.3%)
  Newcourt Credit Group, Inc. ................................   CAN            74,400     2,447,844         2.8
  Fannie Mae .................................................   US             31,000     2,195,188         2.6

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Other Financial (Continued)
  Doral Financial Corp. ......................................   US            102,400   $ 1,792,000         2.1
  Investors Financial Services Corp. .........................   US             25,500     1,373,813         1.6
  UniCapital Corp.-/- ........................................   US            160,000     1,110,000         1.3
  ING Groep N.V. .............................................   NETH           20,035       969,678         1.1
  Merita Ltd. "A" ............................................   FIN           178,850       963,107         1.1
  Fidelity National Financial, Inc. ..........................   US             22,000       676,500         0.8
  Household International, Inc. ..............................   US             12,752       466,245         0.5
  Shohkoh Fund ...............................................   JPN             1,200       365,590         0.4
                                                                                         -----------
                                                                                          12,359,965
                                                                                         -----------
Consumer Finance (11.6%)
  Providian Financial Corp. ..................................   US             46,000     3,651,249         4.2
  Capital One Financial Corp. ................................   US             19,600     1,994,300         2.3
  Aeon Credit Service ........................................   HK          8,894,000     1,481,472         1.7
  Acom Co., Ltd. .............................................   JPN            20,000     1,118,941         1.3
  Metris Cos., Inc. ..........................................   US             30,000       986,250         1.1
  American Express Co. .......................................   US              9,500       839,563         1.0
                                                                                         -----------
                                                                                          10,071,775
                                                                                         -----------
Insurance - Multi-Line (10.8%)
  SunAmerica, Inc. ...........................................   US             47,800     3,369,899         3.9
  Allianz AG .................................................   GER             7,503     2,574,892         3.0
  Allstate Corp. .............................................   US             44,400     1,911,975         2.2
  Axa - UAP ..................................................   FR             13,150     1,486,973         1.7
                                                                                         -----------
                                                                                           9,343,739
                                                                                         -----------
Insurance-Life (3.3%)
  Conseco, Inc. ..............................................   US             44,155     1,531,627         1.8
  AEGON N.V. .................................................   NETH           14,457     1,254,674         1.5
                                                                                         -----------
                                                                                           2,786,301
                                                                                         -----------
Securities Broker (3.1%)
  Athlon Groep N.V. ..........................................   NETH           55,670     1,579,671         1.8
  Knight/Trimark Group, Inc. "A"-/- ..........................   US            138,200     1,122,875         1.3
  Peregrine Investment Holdings Ltd.(::) .....................   HK            532,000            --          --
                                                                                         -----------
                                                                                           2,702,546
                                                                                         -----------
Investment Management (2.0%)
  Alliance Capital Management L.P. ...........................   US             68,800     1,707,100         2.0
                                                                                         -----------
Banks-Super Regional (1.0%)
  Abbey National PLC .........................................   UK             44,000       855,412         1.0
                                                                                         -----------
Consumer Services (0.8%)
  Rent-Way, Inc.-/- ..........................................   US             30,000       708,750         0.8
                                                                                         -----------

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Transportation - Road (0.7%)
  Avis Rent A Car, Inc.-/- ...................................   US             30,000   $   611,250         0.7
                                                                                         -----------       -----

TOTAL EQUITY INVESTMENTS (cost $72,533,065) ..................                            82,119,442        95.0
                                                                                         -----------       -----

                                                                            PRINCIPAL       VALUE        % OF NET
FIXED INCOME INVESTMENTS                                        CURRENCY     AMOUNT       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Corporate Bonds (2.4%)
  United States (2.4%)
    Citicorp, 7.125% due 6/1/03 ..............................   USD         1,000,000     1,053,240         1.2
    BankAmerica Corp., 6.85% due 3/1/03 ......................   USD         1,000,000     1,037,530         1.2
                                                                                         -----------
Total Corporate Bonds (cost $2,085,050) ......................                             2,090,770
                                                                                         -----------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $2,085,050) .............                             2,090,770         2.4
                                                                                         -----------       -----

                                                                                            VALUE        % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
--------------------------------------------------------------                           -----------   -------------
  Dated October 30, 1998, with State Street Bank & Trust Co., due November 2, 1998, for an effective yield of 5.30%,
   collateralized by $3,475,000 U.S. Treasury Notes, 5.75% due
   9/30/99 (market value of collateral is $3,534,906,
   including accrued interest). (cost $3,464,000) ............                             3,464,000         4.0
                                                                                         -----------       -----

TOTAL INVESTMENTS (cost $78,082,115)  * ......................                            87,674,212       101.4
Other Assets and Liabilities .................................                            (1,179,228)       (1.4)
                                                                                         -----------       -----

NET ASSETS ...................................................                           $86,494,984       100.0
                                                                                         -----------       -----
                                                                                         -----------       -----

--------------

        {V}  Security is denominated in GBP.
        -/-  Non-income producing security.
       (::) Valued in good faith at fair value using procedures approved by the Board of Trustees (See Note 1 of Notes to Financial Statements).
       {\/}  U.S. currency denominated.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
        {c} Security issued under Regulation S. Rule 144A and additional restrictions may apply in the resale of such securities.
          * For Federal income tax purposes, cost is $79,608,503 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  13,063,563
                 Unrealized depreciation:            (4,997,854)
                                                  -------------
                 Net unrealized appreciation:     $   8,065,709
                                                  -------------
                                                  -------------

    Abbreviation:
    GDR--Global Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at October 31, 1998, was concentrated in the following countries:

                                               PERCENTAGE OF NET ASSETS {D}
                                        -------------------------------------------
                                                                 SHORT-TERM
COUNTRY (COUNTRY CODE/ CURRENCY CODE)   EQUITY   FIXED INCOME     & OTHER     TOTAL
--------------------------------------  ------   -------------   ----------   -----
Australia (AUSL/AUD) .................    2.5                                   2.5
Canada (CAN/CAD) .....................    4.1                                   4.1
Finland (FIN/FIM) ....................    1.1                                   1.1
France (FR/FRF) ......................    1.7                                   1.7
Germany (GER/DEM) ....................    6.1                                   6.1
Hong Kong (HK/HKD) ...................    1.7                                   1.7
Ireland (IRE/IEP) ....................    6.2                                   6.2
Israel (ISRL/ILS) ....................    1.0                                   1.0
Italy (ITLY/ITL) .....................    1.0                                   1.0
Japan (JPN/JPY) ......................    1.7                                   1.7
Netherlands (NETH/NLG) ...............    5.6                                   5.6
Norway (NOR/NOK) .....................    1.6                                   1.6
Romania (ROM/ROL) ....................    0.5                                   0.5
Sweden (SWDN/SEK) ....................    0.2                                   0.2
Switzerland (SWTZ/CHF) ...............    1.5                                   1.5
United Kingdom (UK/GBP) ..............    5.5                                   5.5
United States (US/USD) ...............   52.2         2.4            2.6       57.2
Uruguay (URGY/UYP) ...................    0.8                                   0.8
                                        ------      -----          -----      -----
Total  ...............................   95.0         2.4            2.6      100.0
                                        ------      -----          -----      -----
                                        ------      -----          -----      -----

--------------

{d}  Percentages indicated are based on net assets of $86,494,984.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                                OCTOBER 31, 1998

                                                                                    UNREALIZED
                                           MARKET VALUE     CONTRACT    DELIVERY   APPRECIATION
CONTRACTS TO BUY:                         (U.S. DOLLARS)      PRICE       DATE    (DEPRECIATION)
----------------------------------------  --------------   -----------  --------  --------------
Australian Dollars......................     1,062,858         1.57888  11/27/98   $   (13,854)
Canadian Dollars........................     2,366,270         1.54610  11/24/98         5,491
Canadian Dollars........................     1,147,479         1.54560  11/24/98         2,293
                                          --------------                          --------------
  Total Contracts to Buy (Payable amount
   $4,582,677)..........................     4,576,607                                  (6,070)
                                          --------------                          --------------
THE VALUE OF CONTRACTS TO BUY AS A
 PERCENTAGE OF NET ASSETS IS 5.29%.

CONTRACTS TO SELL:
----------------------------------------
Australian Dollars......................     2,313,279         1.72236  11/27/98      (165,059)
Canadian Dollars........................     3,662,856         1.52600  11/24/98        39,634
Canadian Dollars........................     1,147,479         1.52600  11/24/98        12,416
Japanese Yen............................       859,402       144.60000  11/12/98      (167,839)
                                          --------------                          --------------
  Total Contracts to Sell (Receivable
   amount $7,702,168)...................     7,983,016                                (280,848)
                                          --------------                          --------------
THE VALUE OF CONTRACTS TO SELL AS A
 PERCENTAGE OF NET ASSETS IS 9.23%.
  Total Open Forward Foreign Currency
   Contracts, Net.......................                                           $  (286,918)
                                                                                  --------------
                                                                                  --------------

----------------
See Note 1 of Notes to the Financial Statements.

    The accompanying notes are an integral part of the financial statements.

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                                October 31, 1998

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $78,082,115) (Note 1)................................  $87,674,212
  U.S. currency.......................................................................  $     938
  Foreign currencies (cost $4,377)....................................................      4,380       5,318
                                                                                        ---------
  Receivable for securities sold.................................................................   4,129,995
  Receivable for Fund shares sold................................................................     104,187
  Dividends and dividend withholding tax reclaims receivable.....................................      88,587
  Interest receivable............................................................................      42,125
  Unamortized organizational costs (Note 1)......................................................       7,323
  Miscellaneous receivable.......................................................................       2,937
                                                                                                   ----------
    Total assets.................................................................................  92,054,684
                                                                                                   ----------
Liabilities:
  Payable for securities purchased...............................................................   4,776,801
  Payable for open forward foreign currency contracts, net (Note 1)..............................     286,918
  Payable for Fund shares repurchased............................................................     202,495
  Payable for service and distribution expenses (Note 2).........................................     139,817
  Payable for investment management and administration fees (Note 2).............................      79,722
  Payable for professional fees..................................................................      22,216
  Payable for transfer agent fees (Note 2).......................................................      21,064
  Payable for registration and filing fees.......................................................       7,076
  Payable for printing and postage expenses......................................................       5,080
  Payable for Trustees' fees and expenses (Note 2)...............................................       4,040
  Payable for fund accounting fees (Note 2)......................................................       2,080
  Payable for custodian fees.....................................................................         924
  Other accrued expenses.........................................................................      11,367
                                                                                                   ----------
    Total liabilities............................................................................   5,559,600
  Minority interest (Notes 1 & 2)................................................................         100
                                                                                                   ----------
Net assets.......................................................................................  $86,494,984
                                                                                                   ----------
                                                                                                   ----------
Class A:
  Net asset value and redemption price per share ($28,433,478 DIVIDED BY 1,667,488 shares
   outstanding)..................................................................................  $    17.05
                                                                                                   ----------
                                                                                                   ----------
  Maximum offering price per share (100/95.25 of $17.05) *.......................................  $    17.90
                                                                                                   ----------
                                                                                                   ----------
Class B:+
  Net asset value and offering price per share ($48,785,265 DIVIDED BY 2,919,965 shares
   outstanding)..................................................................................  $    16.71
                                                                                                   ----------
                                                                                                   ----------
Advisor Class:
  Net asset value, offering price per share, and redemption price per share ($9,276,241 DIVIDED
   BY 535,745 shares outstanding)................................................................  $    17.31
                                                                                                   ----------
                                                                                                   ----------
Net assets consist of:
  Paid in capital (Note 4).......................................................................  $78,345,098
  Undistributed net investment income............................................................      88,991
  Accumulated net realized loss on investments and foreign currency transactions.................  (1,245,109)
  Net unrealized depreciation on translation of assets and liabilities in foreign currencies.....    (286,093)
  Net unrealized appreciation of investments.....................................................   9,592,097
                                                                                                   ----------
Total -- representing net assets applicable to capital shares outstanding........................  $86,494,984
                                                                                                   ----------
                                                                                                   ----------

--------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                            STATEMENT OF OPERATIONS

                          Year ended October 31, 1998

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Dividend income (net of foreign withholding tax of $137,628).................................  $2,001,511
  Interest income..............................................................................    272,885
  Securities lending income....................................................................     74,782
                                                                                                 ---------
    Total investment income....................................................................  2,349,178
                                                                                                 ---------
Expenses:
  Investment management and administration fees (Note 2).......................................    976,095
  Service and distribution expenses: (Note 2)
    Class A........................................................................  $  167,776
    Class B........................................................................     565,170    732,946
                                                                                     ----------
  Transfer agent fees (Note 2).................................................................    232,225
  Professional fees............................................................................     73,585
  Registration and filing fees.................................................................     65,845
  Printing and postage expenses................................................................     44,885
  Custodian fees...............................................................................     31,835
  Fund accounting fees (Note 2)................................................................     27,027
  Trustees' fees and expenses (Note 2).........................................................     17,060
  Amortization of organization costs (Note 1)..................................................     12,621
  Other expenses...............................................................................      9,777
                                                                                                 ---------
    Total expenses before reductions...........................................................  2,223,901
                                                                                                 ---------
      Expense reductions (Note 5)..............................................................    (15,228)
                                                                                                 ---------
    Total net expenses.........................................................................  2,208,673
                                                                                                 ---------
Net investment income..........................................................................    140,505
                                                                                                 ---------
Net realized and unrealized gain (loss) on investments and foreign currencies:
  (Note 1)
  Net realized loss on investments.................................................  (1,401,803)
  Net realized gain on foreign currency transactions...............................     698,914
                                                                                     ----------
    Net realized loss during the year..........................................................   (702,889)
  Net change in unrealized depreciation on translation of assets and liabilities in
   foreign currencies..............................................................    (351,998)
  Net change in unrealized appreciation of investments.............................   1,750,599
                                                                                     ----------
    Net unrealized appreciation during the year................................................  1,398,601
                                                                                                 ---------
Net realized and unrealized gain on investments and foreign currencies.........................    695,712
                                                                                                 ---------
Net increase in net assets resulting from operations...........................................  $ 836,217
                                                                                                 ---------
                                                                                                 ---------

    The accompanying notes are an integral part of the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                 YEAR ENDED   YEAR ENDED
                                                                                 OCTOBER 31,  OCTOBER 31,
                                                                                    1998         1997
                                                                                 -----------  -----------
Increase in net assets
Operations:
  Net investment income (loss).................................................  $   140,505  $   (31,012)
  Net realized gain (loss) on investments and foreign currency transactions....     (702,889)   2,628,562
  Net change in unrealized appreciation (depreciation) on translation of assets and liabilities in
   foreign currencies..........................................................     (351,998)      58,275
  Net change in unrealized appreciation of investments.........................    1,750,599    6,449,986
                                                                                 -----------  -----------
    Net increase in net assets resulting from operations.......................      836,217    9,105,811
                                                                                 -----------  -----------
Class A:
Distributions to shareholders: (Note 1)
  From net investment income...................................................      (11,044)          --
  From net realized gain on investments........................................   (1,099,618)    (580,522)
Class B:
Distributions to shareholders: (Note 1)
  From net investment income...................................................      (16,883)          --
  From net realized gain on investments........................................   (1,681,050)    (823,692)
Advisor Class:
Distributions to shareholders: (Note 1)
  From net investment income...................................................       (2,239)          --
  From net realized gain on investments........................................     (222,890)      (5,018)
                                                                                 -----------  -----------
    Total distributions........................................................   (3,033,724)  (1,409,232)
                                                                                 -----------  -----------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested.............................  118,551,242  130,520,030
  Decrease from capital shares repurchased.....................................  (110,820,385) (74,514,633)
                                                                                 -----------  -----------
    Net increase from capital share transactions...............................    7,730,857   56,005,397
                                                                                 -----------  -----------
Total increase in net assets...................................................    5,533,350   63,701,976
Net assets:
  Beginning of year............................................................   80,961,634   17,259,658
                                                                                 -----------  -----------
  End of year *................................................................  $86,494,984  $80,961,634
                                                                                 -----------  -----------
                                                                                 -----------  -----------
 * Includes undistributed net investment income of.............................  $    88,991  $        --
                                                                                 -----------  -----------
                                                                                 -----------  -----------

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                        CLASS A
                                          --------------------------------------------------------------------
                                                                                               MAY 31, 1994
                                                       YEAR ENDED OCTOBER 31,                (COMMENCEMENT OF
                                          ------------------------------------------------    OPERATIONS) TO
                                           1998 (D)    1997 (D)    1996 (D)     1995 (D)     OCTOBER 31, 1994
                                          ----------  ----------  -----------  -----------  ------------------
Per Share Operating Performance:
Net asset value, beginning of period....  $   17.22   $   14.20    $   11.92    $   11.62       $   11.43
                                          ----------  ----------  -----------  -----------       --------
Income from investment operations:
  Net investment income (loss)..........       0.07        0.04         0.05*        0.17* *          0.02* * *
  Net realized and unrealized gain on
   investments..........................       0.37        3.97         2.36         0.13            0.17
                                          ----------  ----------  -----------  -----------       --------
    Net increase from investment
     operations.........................       0.44        4.01         2.41         0.30            0.19
                                          ----------  ----------  -----------  -----------       --------
Distributions to shareholders:
  From net investment income............      (0.01)         --        (0.12)          --              --
  From net realized gain on
   investments..........................      (0.60)      (0.99)       (0.01)          --              --
                                          ----------  ----------  -----------  -----------       --------
    Total distributions.................      (0.61)      (0.99)       (0.13)          --              --
                                          ----------  ----------  -----------  -----------       --------
Net asset value, end of period..........  $   17.05   $   17.22    $   14.20    $   11.92       $   11.62
                                          ----------  ----------  -----------  -----------       --------
                                          ----------  ----------  -----------  -----------       --------

Total investment return (c).............       2.53%      29.91%       20.21%        2.58%           1.66 % (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  28,433   $  29,639    $   7,302    $   5,687       $   3,175
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and/or
   reimbursement (Notes 2 & 5)..........       0.37%       0.23%        0.41%        1.46%           0.66 % (a)
  Without expense reductions and/or
   reimbursement........................       0.35%       0.16%       (0.66)%      (5.34)%         (7.26)% (a)
Ratio of expenses to average net assets:
  With expense reductions and/or
   reimbursement (Notes 2 & 5)..........       1.97%       2.29%        2.32%        2.34%           2.40 % (a)
  Without expense reductions and/or
   reimbursement........................       1.99%       2.36%        3.39%        9.14%          10.32 % (a)
Portfolio turnover rate++...............        111%         91%         103%         170%             53 % (a)

----------------

  (a)  Annualized
  (b)  Not annualized
  (c)  Total investment return does not include sales charges.
  (d) These selected per share data were calculated based upon average shares outstanding during the period.
    * Before reimbursement the net investment income per share would have been reduced by $0.13 for each of the three classes.
  * * Before reimbursement the net investment income per share would have been reduced by $0.59, $0.59, $0.30 for Class A, Class B, and Advisor Class, respectively.
 * * * Before reimbursement the net investment income per share would have been reduced by $0.23 for Class A and Class B.
    + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates are calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                        CLASS B
                                          --------------------------------------------------------------------
                                                                                               MAY 31, 1994
                                                       YEAR ENDED OCTOBER 31,                (COMMENCEMENT OF
                                          ------------------------------------------------    OPERATIONS) TO
                                           1998 (D)    1997 (D)    1996 (D)     1995 (D)     OCTOBER 31, 1994
                                          ----------  ----------  -----------  -----------  ------------------
Per Share Operating Performance:
Net asset value, beginning of period....  $   16.97   $   14.06    $   11.83    $   11.60       $   11.43
                                          ----------  ----------  -----------  -----------       --------
Income from investment operations:
  Net investment income (loss)..........      (0.02)      (0.04)       (0.01) *       0.11* *          0.00* * *
  Net realized and unrealized gain on
   investments..........................       0.37        3.94         2.34         0.12            0.17
                                          ----------  ----------  -----------  -----------       --------
    Net increase from investment
     operations.........................       0.35        3.90         2.33         0.23            0.17
                                          ----------  ----------  -----------  -----------       --------
Distributions to shareholders:
  From net investment income............      (0.01)         --        (0.09)          --              --
  From net realized gain on
   investments..........................      (0.60)      (0.99)       (0.01)          --              --
                                          ----------  ----------  -----------  -----------       --------
    Total distributions.................      (0.61)      (0.99)       (0.10)          --              --
                                          ----------  ----------  -----------  -----------       --------
Net asset value, end of period..........  $   16.71   $   16.97    $   14.06    $   11.83       $   11.60
                                          ----------  ----------  -----------  -----------       --------
                                          ----------  ----------  -----------  -----------       --------

Total investment return (c).............       2.08%      29.13%       19.81%        1.98%           1.49 % (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  48,785   $  47,585    $   9,886    $   4,548       $   2,235
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and/or
   reimbursement (Notes 2 & 5)..........      (0.13)%     (0.27)%      (0.09)%       0.96%           0.16 % (a)
  Without expense reductions and/or
   reimbursement........................      (0.15)%     (0.34)%      (1.16)%      (5.84)%         (7.76)% (a)
Ratio of expenses to average net assets:
  With expense reductions and/or
   reimbursement (Notes 2 & 5)..........       2.47%       2.79%        2.82%        2.84%           2.90 % (a)
  Without expense reductions and/or
   reimbursement........................       2.49%       2.86%        3.89%        9.64%          10.82 % (a)
Portfolio turnover rate++...............        111%         91%         103%         170%             53 % (a)

----------------

  (a)  Annualized
  (b)  Not annualized
  (c)  Total investment return does not include sales charges.
  (d) These selected per share data were calculated based upon average shares outstanding during the period.
    * Before reimbursement the net investment income per share would have been reduced by $0.13 for each of the three classes.
  * * Before reimbursement the net investment income per share would have been reduced by $0.59, $0.59, $0.30 for Class A, Class B, and Advisor Class, respectively.
 * * * Before reimbursement the net investment income per share would have been reduced by $0.23 for Class A and Class B.
    + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates are calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                              ADVISOR CLASS+
                                          ------------------------------------------------------
                                                                                  JUNE 1, 1995
                                                 YEAR ENDED OCTOBER 31,                TO
                                          -------------------------------------    OCTOBER 31,
                                           1998 (D)     1997 (D)     1996 (D)       1995 (D)
                                          -----------  -----------  -----------  ---------------
Per Share Operating Performance:
Net asset value, beginning of period....   $   17.40    $   14.26    $   11.95      $   11.09
                                          -----------  -----------  -----------  ---------------
Income from investment operations:
  Net investment income (loss)..........        0.17         0.12         0.12*          0.09* *
  Net realized and unrealized gain on
   investments..........................        0.35         4.01         2.36           0.77
                                          -----------  -----------  -----------  ---------------
    Net increase from investment
     operations.........................        0.52         4.13         2.48           0.86
                                          -----------  -----------  -----------  ---------------
Distributions to shareholders:
  From net investment income............       (0.01)          --        (0.16)            --
  From net realized gain on
   investments..........................       (0.60)       (0.99)       (0.01)            --
                                          -----------  -----------  -----------  ---------------
    Total distributions.................       (0.61)       (0.99)       (0.17)            --
                                          -----------  -----------  -----------  ---------------
Net asset value, end of period..........   $   17.31    $   17.40    $   14.26      $   11.95
                                          -----------  -----------  -----------  ---------------
                                          -----------  -----------  -----------  ---------------

Total investment return (c).............        3.03%       30.52%       20.87%          7.75% (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $   9,276    $   3,738    $      72      $      31
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and/or
   reimbursement (Notes 2 & 5)..........        0.87%        0.73%        0.91%          1.96% (a)
  Without expense reductions and/or
   reimbursement........................        0.85%        0.66%       (0.16)%        (4.84)% (a)
Ratio of expenses to average net assets:
  With expense reductions and/or
   reimbursement (Notes 2 & 5)..........        1.47%        1.79%        1.82%          1.84% (a)
  Without expense reductions and/or
   reimbursement........................        1.49%        1.86%        2.89%          8.64% (a)
Portfolio turnover rate++...............         111%          91%         103%           170%

----------------

  (a)  Annualized
  (b)  Not annualized
  (c)  Total investment return does not include sales charges.
  (d) These selected per share data were calculated based upon average shares outstanding during the period.
    * Before reimbursement the net investment income per share would have been reduced by $0.13 for each of the three classes.
  * * Before reimbursement the net investment income per share would have been reduced by $0.59, $0.59, $0.30 for Class A, Class B, and Advisor Class, respectively.
 * * * Before reimbursement the net investment income per share would have been reduced by $0.23 for Class A and Class B.
    + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates are calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

    The accompanying notes are an integral part of the financial statements.

                                    NOTES TO
                              FINANCIAL STATEMENTS
                                October 31, 1998

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (SEE ALSO NOTE 2)
AIM Global Financial Services Fund (the "Fund"), formerly GT Global Financial Services Fund, is a separate series of AIM Investment Funds (the "Trust"), formerly G.T. Investment Funds, Inc. The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Trust has thirteen series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund invests substantially all of its investable assets in Global Financial Services Portfolio, (the "Portfolio"). The Portfolio is organized as a subtrust of Global Investment Portfolio, a Delaware business trust and is registered under the 1940 Act as an open-end management investment company.

The Portfolio has investment objectives, policies, and limitations substantially identical to those of its corresponding Fund. Therefore, the financial statements of the Fund and Portfolio have been presented on a consolidated basis, and represent all activities of both the Fund and Portfolio. Through October 31, 1998, all of the shares of beneficial interest of the Portfolio were owned by either the Fund or A I M Advisors, Inc. (the "Manager"), which has a nominal ($100) investment in the Portfolio.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges except that Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by the Manager to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Trust's Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund and Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Portfolio after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Portfolio, it is the Portfolio's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Portfolio under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the Forward Contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amount shown in the Portfolio's "Statement of Assets and Liabilities". The Portfolio could be exposed to risk if a counter party is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Portfolio may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Portfolio writes a call or put option, an amount equal to the premium received is included in the Portfolio's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Portfolio can write options only on a covered basis, which, for a call, requires that the Portfolio hold the underlying security and, for a put, requires the Portfolio to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price, or otherwise provide adequate cover at all times while the put option is outstanding. The Portfolio may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Portfolio for the purchase of a call or put option is included in the Portfolio's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio realizes a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Portfolio may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Portfolio is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Portfolio may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out-basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Portfolio may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Portfolio to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At October 31, 1998, stocks with an aggregate value of $6,839,546 were on loan to brokers. The loans were secured by cash collateral of $6,903,878 received by the Portfolio. For the year ended October 31, 1998, the Fund received fees of $74,782.

For international securities, cash collateral is received by the Portfolio against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Portfolio against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

(I) TAXES
It is the intended policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, unrealized appreciation of securities held, or excise tax on income and capital gains. The Fund currently has a capital loss carryforward of $159,536 which expires in 2006.

(J) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Portfolio and timing differences.

(K) DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the Fund in connection with its organization, its initial registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares aggregated $63,100. These expenses are being amortized on a straightline basis over a five-year period.

(L) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Portfolio's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

In addition, the Portfolio's policy of concentrating its investments in companies in the financial services industry subject the Portfolio to greater risk than a fund that is more diversified.

(M) INDEXED SECURITIES
The Portfolio may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(N) RESTRICTED SECURITIES
The Portfolio is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the year, restricted securities, if any, (excluding 144A issues), are shown at the end of the Fund's Portfolio of Investments.

(O) LINE OF CREDIT
The Fund, along with certain other funds advised and/or administered by the Manager, has a line of credit with each of BankBoston and State Street Bank and Trust Company. The arrangements with the banks allow the Fund and certain other Funds to borrow, on a first come, first serve basis, an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of the Fund's total assets. On October 31, 1998, the Fund had no loans outstanding.

For the year ended October 31, 1998, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) was $1,290,000, with a weighted average interest rate of 6.18%. Interest expense for the year ended October 31, 1998 was $2,214 and is included in "Other Expenses" on the Statement of Operations.

2. RELATED PARTIES
A I M Advisors, Inc. (the "Manager"), an indirect wholly-owned subsidiary of AMVESCAP PLC, is the Fund's and Portfolio's investment manager and administrator. As of the close of business on May 29, 1998, Liechtenstein Global Trust AG ("LGT"), the former indirect parent organization of Chancellor LGT Asset Management, Inc. ("Chancellor LGT") consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included Chancellor LGT and certain other affiliates. A I M Distributors, Inc. ("AIM Distributors"), a wholly-owned subsidiary of the Manager, became the Fund's distributor as of the close of business on May 29, 1998. The Trust was reorganized from a Maryland corporation into a Delaware business trust, and the Portfolio was reorganized from a New York common law trust into a Delaware business trust on September 8, 1998. Finally, as of the close of business on September 4, 1998, A I M Fund Services, Inc. ("AFS"), an affiliate of the Manager and AIM Distributors, replaced GT Global Investor Services, Inc. ("GT Services") as the transfer agent of the Fund.

The Fund pays the Manager administration fees at the annualized rate of 0.25% of such Fund's average daily net assets. The Portfolio pays investment management and administration fees to the Manager at the annualized rate of 0.725% on the first $500 million of average daily net assets of the Portfolio; 0.70% on the next $500 million; 0.675% on the next $500 million; and 0.65% on amounts thereafter. These fees are computed daily and paid monthly.

AIM Distributors, an affiliate of the Manager, serves as the Fund's distributor. For the period ended May 29, 1998, GT Global, Inc.

("GT Global") served as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. AIM Distributors collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended October 31, 1998, AIM Distributors and GT Global retained sales charges of $5,454 and $9,448, respectively. Purchases of Class A shares exceeding $1,000,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. AIM Distributors and GT Global collected CDSCs for the year ended October 31, 1998 of $3,131 and $0, respectively. AIM Distributors also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, AIM Distributors, from its own resources, pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended October 31, 1998, AIM Distributors and GT Global collected CDSCs in the amount of $67,472 and $120,815, respectively. In addition, AIM Distributors makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

For the period ended May 29, 1998, pursuant to the then effective separate distribution plans adopted under the 1940 Act Rule 12b-1 by the Trust's Board of Trustees with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), the Fund reimbursed GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global was reimbursed under the Class A Plan would have been incurred within one year of such reimbursement.

For the period ended May 29, 1998, pursuant to the Class B Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually were permitted to be carried forward for reimbursement in subsequent years as long as that Plan continued in effect.

Effective as of the close of business May 29, 1998, pursuant to Rule 12b-1 under the 1940 Act, the Trust's Board of Trustees adopted a Master Distribution Plan applicable to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund compensates AIM Distributors for the purpose of financing any activity that is intended to result in the sale of Class A or Class B shares of the Fund. Under the Class A Plan, the Fund compensates AIM Distributors at the annualized rate of 0.50% of the average daily net assets of the Fund's Class A shares. Under the Class B Plan, the Fund compensates AIM Distributors at an annualized rate of 1.00% of the average daily net assets of the Fund's Class B shares.

The Class A Plan and the Class B Plan (together, the "Plans") are designed to compensate AIM Distributors for certain promotional and other sales-related costs, and to implement a dealer incentive program that provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A and Class B shares of the Fund. Payments also can be directed by AIM Distributors to Financial Institutions who have entered into service agreements with respect to Class A and Class B shares of the Fund and who provide continuing personal services to their customers who own Class A and Class B shares of the Fund. The service fees payable to selected Financial Institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such Institution's customers' accounts that were purchased on or after a prescribed date set forth in the Plans.

The Manager and AIM Distributors voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expense) to the maximum annual rate of 2.00%, 2.50%, and 1.50% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by AIM Distributors of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or AIM Distributors of portions of the Fund's other operating expenses.

Effective as of the close of business September 4, 1998, the Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") an annualized fee of $24.85 per shareholder accounts that are open during any monthly period (this fee includes all out-of-pocket expenses), and an annualized fee of $0.70 per shareholder account that is closed during any monthly period. Both fees shall be billed by AFS monthly in arrears on a prorated basis of 1/12 of the annualized fee for all such accounts.

For the period November 1, 1997 to September 4, 1998, GT Services, an affiliate of the Manager and AIM Distributors, was the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services received an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also was reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Fund and Portfolio. The monthly fee for these services paid to the Manager is a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate is derived based on the aggregate net assets of the funds which comprise the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Investment Portfolios, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee is calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets.
The Trust pays each Trustee who is not an employee, officer or director of the Manager, or any other affiliated company, $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

3. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1998, purchases and sales of investment securities by the Portfolio, other than U.S. government obligations and short-term investments, aggregated $110,772,267 and $103,481,033, respectively. For the year ended October 31, 1998, there were no purchases and sales of U.S. government obligations.

4. CAPITAL SHARES
At October 31, 1998, there were 6,000,000,000 shares of the Trust's common stock authorized, at $0.0001 par value. Of this amount, 400,000,000 were classified as shares of the AIM Global Telecommunications Fund; 400,000,000 were classified as shares of AIM Global Government Income Fund; 200,000,000 were classified as shares of AIM Global Health Care Fund; 200,000,000 were classified as shares of AIM Strategic Income Fund; 200,000,000 were classified as shares of AIM Developing Markets Fund; 200,000,000 were classified as shares of GT Global Currency Fund (inactive); 200,000,000 were classified as shares of AIM Global Growth & Income Fund; 200,000,000 were classified as shares of GT Global Small Companies Fund (inactive); 200,000,000 were classified as shares of AIM Latin American Growth Fund; 200,000,000 were classified as shares of AIM Emerging Markets Fund; 200,000,000 were classified as shares of AIM Emerging Markets Debt Fund; 200,000,000 were classified as shares of AIM Global Financial Services Fund; 200,000,000 were classified as shares of AIM Global Resources Fund; 200,000,000 were classified as shares of AIM Global Infrastructure Fund; 200,000,000 were classified as shares of AIM Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Trust's were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fifteen series of the Trust's and designated as Advisor Class common stock. 1,100,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                  YEAR ENDED                  YEAR ENDED
                                               OCTOBER 31, 1998            OCTOBER 31, 1997
                                          --------------------------  --------------------------
CLASS A                                     SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------  -----------  -------------  -----------  -------------
Shares sold.............................    3,687,543  $  67,971,118    3,783,353  $  60,418,186
Shares issued in connection with
  reinvestment of distributions.........       54,738        960,105       35,121        488,531
                                          -----------  -------------  -----------  -------------
                                            3,742,281     68,931,223    3,818,474     60,906,717
Shares repurchased......................   (3,795,511)   (69,778,399)  (2,611,893)   (41,931,634)
                                          -----------  -------------  -----------  -------------
Net increase (decrease).................      (53,230) $    (847,176)   1,206,581  $  18,975,083
                                          -----------  -------------  -----------  -------------
                                          -----------  -------------  -----------  -------------

CLASS B
----------------------------------------
Shares sold.............................    2,101,129  $  37,907,965    4,102,099  $  64,968,183
Shares issued in connection with
  reinvestment of distributions.........       76,614      1,322,362       44,922        618,563
                                          -----------  -------------  -----------  -------------
                                            2,177,743     39,230,327    4,147,021     65,586,746
Shares repurchased......................   (2,061,758)   (36,498,531)  (2,045,933)   (32,384,709)
                                          -----------  -------------  -----------  -------------
Net increase............................      115,985  $   2,731,796    2,101,088  $  33,202,037
                                          -----------  -------------  -----------  -------------
                                          -----------  -------------  -----------  -------------

ADVISOR CLASS
----------------------------------------
Shares sold.............................      563,080  $  10,164,684      220,956  $   4,021,549
Shares issued in connection with
  reinvestment of distributions.........       12,691        225,008          359          5,018
                                          -----------  -------------  -----------  -------------
                                              575,771     10,389,692      221,315      4,026,567
Shares repurchased......................     (254,804)    (4,543,455)     (11,568)      (198,290)
                                          -----------  -------------  -----------  -------------
Net increase............................      320,967  $   5,846,237      209,747  $   3,828,277
                                          -----------  -------------  -----------  -------------
                                          -----------  -------------  -----------  -------------

5. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who then paid a portion of the Portfolio's expenses. For the year ended October 31, 1998, the Portfolio's expenses were reduced by $15,228 under these arrangements.
6. PROXY RESULTS (UNAUDITED)
The Special Meeting of Shareholders of the G.T. Investment Funds, Inc., now known as AIM Investment Funds (the "Trust"), was held on May 20, 1998 at the Trust's offices, 50 California Street, 26th Floor, San Francisco, California. The meeting was held for the following purposes:
(1) To elect Trustees as follows: C. Derek Anderson, Frank S. Bayley, William J. Guilfoyle, Arthur C. Patterson, Ruth H. Quigley.
(2) To approve a new Investment Management and Administration Contract and Sub-Advisory and Sub-Administration Contract with respect to each series of the Trust (each, a "Fund," and collectively, the "Funds").
(3) To approve replacement Rule 12b-1 plans of distribution with respect to Class A and B Shares of the Fund.
(4) To approve changes to the fundamental investment restrictions of the Fund.
(5) To approve an agreement and plan of conversion and termination for the Trust.
(6) To approve the conversion of the portfolios in which certain Funds invest to Delaware business trusts.
(7) To ratify the selection of Coopers & Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's independent public accountants. The results of the proxy solicitation on the above matters were as follows:

                                                                                       VOTES        WITHHELD/
      TRUSTEE/MATTER                                                  VOTES FOR       AGAINST      ABSTENTIONS
      ------------------------------------------------------------  --------------  ------------  -------------
(1)   C. Derek Anderson...........................................     191,685,088           N/A     13,123,292
      Frank S. Bayley.............................................     191,766,811           N/A     13,041,568
      William J. Guilfoyle........................................     191,828,959           N/A     12,979,420
      Arthur C. Patterson.........................................     191,845,270           N/A     12,963,109
      Ruth H. Quigley.............................................     191,869,887           N/A     12,938,492
(2)(a) Approval of investment management and administration
       contract...................................................       2,367,476        83,815        803,685*
(2)(b) Approval of sub-advisory and sub-administration contract....      2,340,636       101,116        813,224*
(3)   Approval of replacement Rule 12b-1 plans of distribution
      CLASS A SHARES..............................................         882,319        45,827         76,485
      CLASS B SHARES..............................................       1,564,175        34,241        127,535
(4)(a) Modification of Fundamental Restriction on Portfolio
       Diversification............................................       2,325,974       100,433        828,568*
(4)(b) Modification of Fundamental Restriction on Issuing Senior
       Securities and Borrowing Money.............................       2,325,387       101,020        828,568*
(4)(c) Modification of Fundamental Restriction on Making Loans.....      2,325,974       100,433        828,568*
(4)(d) Modification of Fundamental Restriction on Underwriting
       Securities.................................................       2,325,974       100,433        828,568*
(4)(e) Modification of Fundamental Restriction on Real Estate
       Investments................................................       2,325,871       100,536        828,568*
(4)(f) Modification of Fundamental Restriction on Investing in
       Commodities................................................       2,325,336       101,071        828,568*
(4)(g) Elimination of Fundamental Restriction on Margin
       Transactions...............................................       2,322,619       103,788        828,568*
(4)(h) Elimination of Fundamental Restriction on Pledging Assets...      2,322,032       104,375        828,568*
(4)(i) Elimination of Fundamental Restriction on Investments in
       Oil, Gas and Mineral Leases and Programs...................       2,322,135       104,272        828,568*
(5)   Approval of an agreement and plan of conversion and
       termination with respect to the Trust......................     190,027,469     6,362,084     94,055,040*
(6)   Approval of the conversion of the portfolios in which
       certain Funds invest.......................................       2,345,919        78,750        830,306*
(7)   Ratification of the selection of Coopers and Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's
       independent public accountants.............................     191,358,779     2,114,168     11,333,063

------------------------
   * Includes Broker Non-Votes

------------------------
FEDERAL TAX INFORMATION (UNAUDITED):
Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $1,025,171 as capital gain dividends for the fiscal year ended October 31, 1998. Pursuant to Section 854 of the Internal Revenue Code, the Fund designates 100% of ordinary income dividends paid (including short- term capital gain distributions, if any) by the Fund as income qualifying for the dividends received deduction for corporations for the fiscal year ended October 31, 1998.

BOARD OF TRUSTEES

C. Derek Anderson
President, Plantagenet Capital
Management, LLC (an investment
partnership); Chief Executive Officer,
Plantagenet Holdings, Ltd.
(an investment banking firm)

Frank S. Bayley
Partner, law firm of
Baker & McKenzie

Robert H. Graham
President and Chief Executive Officer,
A I M Management Group Inc.

Arthur C. Patterson
Managing Partner, Accel Partners
(a venture capital firm)

Ruth H. Quigley
Private Investor


OFFICERS

Robert H. Graham
Chairman and President

Helge K. Lee
Vice President & Secretary

Dana R. Sutton
Vice President & Assistant Treasurer

Kenneth W. Chancey
Vice President & Principal
Accounting Officer

John J. Arthur
Vice President

Melville B. Cox
Vice President

Gary T. Crum
Vice President

Carol F. Relihan
Vice President

David P. Hess
Assistant Secretary

Nancy L. Martin
Assistant Secretary

Ofelia M. Mayo
Assistant Secretary

Kathleen J. Pflueger
Assistant Secretary

Samuel D. Sirko
Assistant Secretary

Pamela Ruddock
Assistant Treasurer

Paul Wozniak
Assistant Treasurer


OFFICE OF THE FUND

11 Greenway Plaza
Suite 100
Houston, TX 77046


INVESTMENT MANAGER

A I M Advisors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046


TRANSFER AGENT

A I M Fund Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739


CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110


COUNSEL TO THE FUND

Kirkpatrick & Lockhart, LLP
1800 Massachusetts Avenue, N.W.
Washington, D.C. 20036-1800


COUNSEL TO THE TRUSTEES

Paul, Hastings, Janofsky & Walker LLP
Twenty Third Floor
555 South Flower Street
Los Angeles, CA 90071


DISTRIBUTOR

A I M Distributors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046


AUDITORS

PricewaterhouseCoopers LLP
One Post Office Square
Boston, MA 02109

HOW AIM MAKES INVESTING
EASY FOR YOU

- LOW INITIAL INVESTMENT. You can get your investment program started for as little as $500. Subsequent investments can be made for only $50.

-       AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS.
Distributions may be received in cash or reinvested in the Fund free of charge. Over time, the power of compounding can significantly increase the value of your assets.

- AUTOMATIC INVESTMENT PLAN. You may build your investment by regularly purchasing additional shares. Pre-authorized checks for $50 or more can be drafted monthly from your personal checking account.

- EASY ACCESS TO YOUR MONEY. Your shares may be redeemed at net asset value any day the New York Stock Exchange is open. The price of shares sold may be more or less than their original cost, depending on market conditions.

- SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive checks of at least $50 monthly or quarterly through a systematic withdrawal plan.

- EXCHANGE PRIVILEGE. As your goals change, you may exchange all or part of your assets for those of other funds within the same share class of The AIM Family of Funds-Registered Trademark-. The exchange privilege may be modified or discontinued for any of the AIM funds. Certain restrictions apply.

- RETIREMENT PLANS. You may purchase shares of an AIM fund for your Individual Retirement Account (IRA), Roth IRA, or any other type of retirement plan, and earn tax-deferred dollars for your retirement.

- TOLL-FREE ACCESS. Current shareholders can call our AIM Investor Line at 800-246-5463 for 24-hour-a-day account information. Or, of course, you may contact your financial consultant for assistance.

- WWW.AIMFUNDS.COM. As a current shareholder, you can check account balances 24 hours a day over the Internet. State-of-the-art encryption lets you send us questions that include confidential information without the fear of eavesdropping, tampering, or forgery.

CURRENT SHAREHOLDERS
CAN CALL OUR
AIM INVESTOR LINE AT
800-246-5463
FOR 24-HOUR-A-DAY
ACCOUNT INFORMATION.

THE AIM FAMILY OF FUNDS-REGISTERED TRADEMARK-

A I M MANAGEMENT GROUP INC. HAS PROVIDED LEADERSHIP IN THE MUTUAL FUND INDUSTRY SINCE 1976 AND MANAGED APPROXIMATELY $91 BILLION IN ASSETS FOR MORE THAN 5.5 MILLION SHAREHOLDERS, INCLUDING INDIVIDUAL INVESTORS, CORPORATE CLIENTS, AND FINANCIAL INSTITUTIONS, AS OF SEPTEMBER 30, 1998.

THE AIM FAMILY OF FUNDS-REGISTERED TRADEMARK- IS DISTRIBUTED NATIONWIDE, AND AIM TODAY IS THE 11TH-LARGEST MUTUAL FUND COMPLEX IN THE U.S. IN ASSETS UNDER MANAGEMENT, ACCORDING TO STRATEGIC INSIGHT, AN INDEPENDENT MUTUAL FUND MONITOR.

GROWTH FUNDS

AIM Aggressive Growth Fund(1)
AIM Blue Chip Fund
AIM Capital Development Fund
AIM Constellation Fund
AIM Mid Cap Equity Fund(2),(A)
AIM Select Growth Fund(3)
AIM Small Cap Growth Fund(2),(B)
AIM Small Cap Opportunities Fund
AIM Value Fund
AIM Weingarten Fund


GROWTH & INCOME FUNDS

AIM Advisor Flex Fund
AIM Advisor Large Cap Value Fund
AIM Advisor MultiFlex Fund
AIM Advisor Real Estate Fund
AIM Balanced Fund
AIM Basic Value Fund(2),(C)
AIM Charter Fund


INCOME FUNDS

AIM Floating Rate Fund(2)
AIM High Yield Fund
AIM High Yield Fund II
AIM Income Fund
AIM Intermediate Government Fund
AIM Limited Maturity Treasury Fund


TAX-FREE INCOME FUNDS

AIM High Income Municipal Fund
AIM Municipal Bond Fund
AIM Tax-Exempt Bond Fund of Connecticut
AIM Tax-Free Intermediate Fund


MONEY MARKET FUNDS

AIM Dollar Fund(2)
AIM Money Market Fund
AIM Tax-Exempt Cash Fund


INTERNATIONAL GROWTH FUNDS

AIM Advisor International Value Fund
AIM Asian Growth Fund
AIM Developing Markets Fund(2)
AIM Emerging Markets Fund(2)
AIM Europe Growth Fund(2)
AIM European Development Fund
AIM International Equity Fund
AIM International Growth Fund(2)
AIM Japan Growth Fund(2)
AIM Latin American Growth Fund(2)
AIM New Pacific Growth Fund(2)


GLOBAL GROWTH FUNDS

AIM Global Aggressive Growth Fund
AIM Global Growth Fund
AIM Worldwide Growth Fund(2)


Global Growth & Income Funds

AIM Global Growth & Income Fund(2)
AIM Global Utilities Fund


GLOBAL INCOME FUNDS

AIM Emerging Markets Debt Fund(2),(D)
AIM Global Government Income Fund(2)
AIM Global Income Fund
AIM Strategic Income Fund(2)


THEME FUNDS

AIM Global Consumer Products and Services Fund(2)
AIM Global Financial Services Fund(2)
AIM Global Health Care Fund(2)
AIM Global Infrastructure Fund(2)
AIM Global Resources Fund(2)
AIM Global Telecommunications Fund(2)
AIM Global Trends Fund(2),(E)

(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998.
(2) Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3) On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

GFS-AR-1